UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 10, 2026

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock, par value $0.001	PSEC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On February 10, 2026, Prospect Capital Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Amended and Restated Dealer Manager Agreement, dated February 25, 2021, with Preferred Capital Securities, LLC (the “Dealer Manager”) (the “Dealer Manager Agreement”), pursuant to which the Dealer Manager has agreed to serve as the Company’s agent and dealer manager for the Company’s offering of up to 90,000,000 shares, par value $0.001 per share, of preferred stock (the “Preferred Stock”), including any combination of its 5.50% Series A1 Preferred Stock, 5.50% Series M1 Preferred Stock, 5.50% Series M2 Preferred Stock, 6.50% Series A3 Preferred Stock, 6.50% Series M3 Preferred Stock, Floating Rate Series A4 Preferred Stock, Floating Rate Series M4 Preferred Stock, 7.50% Series A5 Preferred Stock and 7.50% Series M5 Preferred Stock, each with a liquidation preference of $25.00 per share. Pursuant to the terms of the Dealer Manager Agreement, as amended by the Amendment, the size of the offering was increased from $2,250,000,000 in aggregate liquidation preference of Preferred Stock to $2,646,457,550 in aggregate liquidation preference of Preferred Stock. The Company is no longer offering the 5.50% Series A1 Preferred Stock, 5.50% Series M1 Preferred Stock, 5.50% Series M2 Preferred Stock, 6.50% Series A3 Preferred Stock, 6.50% Series M3 Preferred Stock, Floating Rate Series A4 Preferred Stock and Floating Rate Series M4 Preferred Stock. However, the Company may offer any future series of Preferred Stock, provided that the aggregate number of shares issued across all series of Preferred Stock offered pursuant to the Dealer Manager Agreement, as amended by the Amendment, shall not exceed 105,858,302 shares.

The Preferred Stock is registered with the Securities and Exchange Commission pursuant to an automatic shelf registration statement on Form N-2 (File No. 333-293349) under the Securities Act of 1933, as amended (the “Registration Statement”), and the 7.50% Series A5 Preferred Stock and 7.50% Series M5 Preferred Stock will be offered and sold pursuant to a prospectus supplement dated February 10, 2026, and a base prospectus dated February 10, 2026, relating to the Registration Statement (collectively, the “Prospectus”).

The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Venable LLP, special Maryland counsel to the Company, has issued a legal opinion relating to the validity of the shares of Preferred Stock, a copy of which is attached to this Form 8-K as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

1.1    Amendment No. 7 to Amended and Restated Dealer Manager Agreement, dated as of February 10, 2026, by and between the Company and Preferred Capital Securities, LLC
5.1    Opinion of Venable LLP

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date: February 10, 2026

Index to Exhibits

Exhibit Number	Description
1.1	Amendment No. 7 to Amended and Restated Dealer Manager Agreement, dated as of February 10, 2026, by and between the Company and Preferred Capital Securities, LLC
5.1	Opinion of Venable LLP

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